Exhibit 10.2


                               THIRD AMENDMENT TO
                          C&D TECHNOLOGIES SAVINGS PLAN

         WHEREAS, C&D Technologies, Inc. (the "Sponsor") adopted the C&D Technologies Savings Plan (the "Plan"), most recently amended and restated effective October 1, 1997, and

         WHEREAS, the Sponsor desires to amend the Plan;

         NOW, THEREFORE, the Sponsor amends the Plan as follows, effective January 1, 2001:

         1. The Preamble of the Plan is hereby amended by adding the following paragraph to the end thereof:

         Effective January 1, 2001, the C&D Technologies Savings Plan for Hourly Employees is merged into and made a part of the Plan.

         2. The second paragraph of the definition of  "Compensation" in Section
1.1 of the Plan is amended to read as follows:

         Notwithstanding the foregoing, Compensation shall not include (i) severance pay, or (ii) the value of any qualified or non-qualified stock option granted to the Participant by his Employer to the extent such value is includible in the Participant's taxable income

         3. The definition of "Employee" in Section 1.1 of the Plan is amended and restated to read, in its entirety, as follows:

         An "Employee" means any employee of an Employer other than a leased employee or an employee who is covered by a collective bargaining agreement to the extent that benefits were the subject of good faith bargaining unless the collective bargaining agreement provides otherwise.

         4. Section 3.1 of the Plan is amended by adding the following to the end thereof:

         Notwithstanding the foregoing, an Employee hired on or after January 1, 2001 who is classified as a salaried employee shall become an Eligible Employee for purposes of participating in the "fixed salaried Profit-Sharing Contribution" portion of the Plan as of the Enrollment Date next following his date of hire.

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         5.  Section 4.1 of the Plan is amended by adding the  following  to the end thereof:

         If at the time he becomes an Eligible Employee an Employee has not affirmatively elected to have Tax-Deferred Contributions made to the Plan on his behalf in accordance with the provisions of Sections 4.1 and 4.2, his Employer shall make Tax-Deferred Contributions on his behalf in an amount equal to three percent of the Eligible Employee's Compensation. The Compensation otherwise payable to an Eligible
         Employee on whose behalf Tax-Deferred Contributions are made in accordance with the provisions of this Section shall be reduced by the amount of such Tax-Deferred Contributions.

         As of the date he becomes an Eligible Employee, an Eligible Employee to whom this Section would otherwise apply may affirmatively elect, in accordance with rules prescribed by the Administrator, not to have Tax-Deferred Contributions made on his behalf in accordance with the provisions of this Section. Such affirmative election must be recorded with the Administrator either prior to the date the Employee becomes an Eligible Employee or within a reasonable period of time following such date, but not later than the first date Compensation subject to reduction hereunder becomes available to the Eligible Employee.

         An Eligible Employee shall have a reasonable period following his receipt of the automatic reduction notice described in Section 4.9 and before the first date Compensation subject to the automatic reduction becomes available to him in which to make an affirmative election hereunder. If an Eligible Employee does not make the affirmative election described herein within the prescribed time period, Tax-Deferred Contributions shall continue to be made on his behalf in accordance with the provisions of this Section until the Eligible Employee elects either to change the amount of his Compensation that his Employer contributes as Tax-Deferred Contributions or to have Tax-Deferred Contributions suspended, as provided in this Article.

         At the time an Employee becomes an Eligible Employee, the Administrator shall provide the Eligible Employee with a notice explaining the automatic reduction in his Compensation for purposes of making Tax-Deferred Contributions in accordance with the preceding Section and the Employee's right to affirmatively elect either a different reduction amount or no reduction. The notice shall describe the procedures for making such an election and the period in which such an election may be made. In addition, the Administrator shall provide annual notice to Eligible Employees of the amount by which their Compensation is being reduced for purposes of making Tax-Deferred Contributions, if any, and their right to change, and the procedure for changing, such amount as provided in the Plan.

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         6.  Section  6.1 of the Plan is amended and  restated  to read,  in its entirety, as follows:

         6.1 CONTRIBUTION PERIOD

         The Contribution Period for Matching Contributions under the Plan shall be each payroll period. The Contribution Period for Profit-Sharing Contributions under the Plan shall be each Plan Year.

         7. Section 6.2 of the Plan is amended and restated to read, in its entirety, as follows:

         6.2 PROFIT-SHARING CONTRIBUTIONS

         Each Employer may, in its discretion, make a "discretionary salaried Profit-Sharing Contribution" to the Plan for the Contribution Period in an amount determined by the Sponsor.

         Each Employer shall make a "fixed salaried Profit-Sharing Contribution" to the Plan for the Contribution Period on behalf of each "eligible salaried Employee" equal to 4% of such "eligible salaried Employee's" Compensation for the Contribution Period. For purposes of this Article, the term "eligible salaried Employee" means any Eligible Employee classified as a salaried employee by his Employer who is eligible to share in the allocation of Profit-Sharing Contributions pursuant to the provisions of this Article and who either (i) is hired by an Employer on or after January 1, 2001, or (ii) is hired by an Employer on or after January 1, 2000 and, prior to January 1, 2001, opts out of participation in the C&D Technologies, Inc. Pension Plan for Salaried Employees, effective January 1, 2001. Notwithstanding any other provision of the Plan to the contrary, Compensation with respect to any period ending prior to the date on which an Employee first became eligible to participate in the allocation of Profit-Sharing Contributions shall be disregarded in determining the amount of the "eligible salaried Employee's" allocable share of any "fixed salaried Profit-Sharing Contribution."

         Each Employer may, in its discretion, make a "discretionary hourly Profit-Sharing Contribution" to the Plan for the Contribution Period in an amount determined by the Sponsor.

         Each Employer shall make a "mandatory hourly Profit-Sharing Contribution" to the Plan for the Contribution Period on behalf of each Eligible Employee who is classified as an hourly employee by his Employer and who is eligible to participate in the allocation of Profit-Sharing Contributions as determined under this Article equal to the appropriate percentage of his Compensation for the Contribution Period which varies based upon his years of Vesting Service as of the end of the Contribution Period, as follows:

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                  Years of Vesting Service           % of Compensation
                  ------------------------           -----------------

                          0-5                              2.5%
                          6-10                             3.0%
                          11-20                            3.5%
                          21 and greater                   4.5%

         Notwithstanding any other provision of the Plan to the contrary, Compensation with respect to any period ending prior to the date on which an Employee first became eligible to participate in the allocation of Profit-Sharing Contributions shall be disregarded in determining the amount of the hourly Employee's allocable share of any "mandatory hourly Profit-Sharing Contribution."

         8. Section 6.3 of the Plan is amended and restated to read, in its entirety, as follows:

         6.3 ALLOCATION OF PROFIT-SHARING CONTRIBUTIONS

         Any "discretionary salaried Profit-Sharing Contribution" made for a Contribution Period shall be allocated among the Employees who are (i) eligible to participate in the allocation of Profit-Sharing Contributions for the Contribution Period, as determined under this Article, and (ii) classified as salaried employees. The allocable share of each such salaried Employee shall be in the ratio which his Compensation from the Employers for the Contribution Period bears to the aggregate of such Compensation for all such salaried Employees. Notwithstanding any other provision of the Plan to the contrary, Compensation with respect to any period ending prior to the date on which a salaried Employee first became eligible to participate in the allocation of Profit-Sharing Contributions shall be disregarded in determining the amount of the salaried Employee's allocable share in any "discretionary salaried Profit-Sharing Contribution.

         Any "fixed salaried Profit-Sharing Contribution" made for a Contribution Period shall be allocated among "eligible salaried
         Employees." The allocable share of each such "eligible salaried Employee" in any "fixed salaried Profit-Sharing Contribution" shall be determined in accordance with Section 6.2.

         Any "discretionary hourly Profit-Sharing Contribution" made for a Contribution Period shall be allocated among the Employees who are (i) eligible to participate in the allocation of Profit-Sharing Contributions for the Contribution Period, as determined under this Article, and (ii) classified as hourly employees. The allocable share of each such hourly Employee shall be in the ratio which his Compensation from the Employers for the Contribution Period bears to the aggregate of such Compensation for all such hourly Employees. Notwithstanding any other provision of the Plan to the contrary, Compensation with respect to any period ending prior to the date on which an hourly Employee first became eligible to participate in the allocation of Profit-Sharing Contributions shall be disregarded in determining the amount of the hourly Employee's allocable share in any "discretionary hourly Profit-Sharing Contribution".

         Any "mandatory hourly Profit-Sharing Contribution" made for a Contribution Period shall be allocated among the Employees who are (i) eligible to participate in the allocation of Profit-Sharing Contributions for the Contribution Period, as determined under this Article, and (ii) classified as hourly Employees. The allocable share of each such hourly Employee in any "mandatory hourly Profit-Sharing Contribution" shall be determined in accordance with Section 6.2.

         9. Section 6.6 of the Plan is amended and restated to read, in its entirety, as follows:

         6.6 MATCHING CONTRIBUTIONS

         (a) Each Employer may make a Matching Contribution to the Plan for each payroll period in an amount equal to the percentage, determined by the Sponsor, in its discretion, for the Contribution Period, of the Tax-Deferred Contributions for the payroll period made on behalf of its Employees during the payroll period who are eligible to participate in the allocation of Matching Contributions for the payroll period, other than hourly employees, as determined under this Article.

         (b) The Sponsor shall make a Matching Contribution to the Plan for the period beginning March 1, 1999 and ending December 31, 1999 in an amount equal to 50 percent of the aggregate "eligible Tax-Deferred Contributions" made on behalf of
                  Employees who immediately prior to March 1, 1999 were employed by the Dynasty Division of Johnson Controls, Inc. For purposes of this Article, "eligible Tax-Deferred Contributions" with respect to an Employee means the deferral contributions made on his behalf for the period March 1, 1999 through December 31, 1999 to the Johnson
                  Controls Savings and Investment (401K) Plan in an amount up to, but not exceeding, the "match level". For purposes of this paragraph, the "match level" means 8 percent of an Employee's Compensation for the period beginning March 1, 1999 and ending December 31, 1999.

         10. Effective March 1, 1999, Section 6.7 of the Plan is amended and restated to read, in its entirety, as follows:

         6.7 ALLOCATION OF MATCHING CONTRIBUTIONS

         Any Matching Contribution made by an Employer for the payroll period pursuant to Section 6.6(a) shall be allocated among its Employees during the payroll period who are eligible to participate in the allocation of Matching Contributions for the payroll period, other than hourly employees, as determined under this Article. The allocable share of each such Employee shall be an amount equal to the percentage determined by the Sponsor of the Tax-Deferred Contributions made on his behalf for the payroll period.

         The Matching Contribution made by the Sponsor pursuant to Section 6.6(b) shall be allocated among the employees during the period beginning March 1, 1999 and ending December 31, 1999 who are eligible to participate in the allocation of such Matching Contributions as determined under Section 3.1 and 6.6(b). The allocable share of each such Employee shall be an amount equal to 50 percent of the "eligible Tax-Deferred Contributions" made on his behalf.

         11. Section 6.10 of the Plan is amended and restated to read, in its entirety, as follows:

         6.10 ELIGIBILITY TO PARTICIPATE IN ALLOCATION

         Each Employee shall be eligible to participate in the allocation of Employer Contributions beginning on the date he becomes, or again becomes, an Eligible Employee in accordance with the provisions of
         Article III. Notwithstanding the foregoing, no person shall be eligible to participate in the allocation of Profit-Sharing Contributions for a Contribution Period unless (i) he is employed by an Employer or a Related Company on the last day of the Contribution Period and (ii) he has completed at least 1,000 Hours of Service during the Contribution Period; provided, however, that the foregoing provisions shall not apply to a person who terminates employment during the Contribution Period on or after his Normal Retirement Date or because of death or physical or mental disability as defined in Section 6.11.

         12.  Article X of the Plan is amended by adding the  following  Section
10.4 to the end thereof:

         Section 10.4 INVESTMENT OF "FIXED SALARIED AND MANDATORY HOURLY PROFIT-SHARING CONTRIBUTIONS"

         Notwithstanding any provision herein to the contrary, (i) 50 percent of the amount credited to a Participant's Profit-Sharing Contributions Sub-Account that is attributable to "fixed salaried Profit-Sharing Contributions", as defined in Article VI, and (ii) one-half of one percent (0.05) of the amount credited to a Participant's Profit-Sharing Contributions Sub-Account that is attributable to "mandatory hourly Profit-Sharing Contributions", as defined in Article VI, shall be invested in the Company Stock Fund; provided, however, that upon attaining age 50, a Participant is permitted to transfer such amounts out of the Company Stock Fund and into any other Investment Funds offered under the Plan in accordance with the rules prescribed by the Administrator.

         13. Section 13.3 of the Plan is amended by adding the following paragraph to the end thereof:

         Notwithstanding the foregoing, no Participant shall be permitted to make a hardship withdrawal of amounts held in his Profit-Sharing Contributions Sub-Account on or after January 1, 2001.

         14. The last indented paragraph of Section 13.5 of the Plan relating to restrictions on withdrawals of After-Tax Contributions is amended to read as follows:

         A Participant who makes a withdrawal from his After-Tax Contributions Sub-Account prior to attaining age 59 1/2 may not make a further withdrawal of After-Tax Contributions under this Article during the remainder of the calendar quarter in which the withdrawal is effective.

         15. Section 16.2 of the Plan is amended and restated to read, in its entirety, as follows:

         16.2 NORMAL FORM OF PAYMENT

         Except as otherwise provided in Section 16.6, unless a Participant, or his Beneficiary, if the Participant has died, elects one of the optional forms of payment, distribution shall be made to the Participant, or his Beneficiary, as the case may be, in a single sum payment. Distribution of the Fair Market Value of the Participant's Separate Account shall be made in cash or in kind, as elected by the Participant.

         16. Section 16.3 of the Plan is amended by adding the following paragraph to the end thereof:

         Notwithstanding the foregoing, the installment payment and annuity contract methods of payment will cease to be available after December 31, 2000 or, if later, the earliest date after December 31, 2000 on which such forms of payment are legally permitted to be eliminated.

         IN WITNESS WHEREOF, the Sponsor has executed this instrument this 28th day of November, 2000.

                                     C&D Technologies, Inc.

                                     By: /s/ Mark Z. Sappir
                                         -----------------------------
                                     Title: VP, Human Resources